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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Cephalon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2004

Dear Cephalon Stockholder:

        It is my pleasure to invite you to Cephalon's 2004 Annual Meeting of Stockholders. We will hold the meeting on Thursday, May 13, 2004 at 9:30 a.m., Eastern Standard time, at our corporate headquarters at 145 Brandywine Parkway, West Chester, Pennsylvania 19380. Having the Annual Meeting at our offices provides an excellent opportunity for you to become better acquainted with Cephalon and its Board of Directors and management team. For your convenience, directions are printed on the back cover of this Proxy Statement together with an admission ticket that you must present to gain access to the meeting.

        During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement that follows, update you on important developments in our business and respond to any questions that you may have about the Company.

        Whether or not you expect to attend the meeting, please vote your shares using any of the following methods: vote by telephone or the Internet, as described in the instructions on the proxy card; sign and return the proxy card in the enclosed envelope; or vote in person at the meeting.

        On behalf of your Board of Directors, thank you for your continued support and interest in Cephalon. I look forward to seeing you at the meeting on May 13.

Very truly yours,

Frank Baldino, Jr., Ph.D. Chairman of the Board and Chief Executive Officer

CEPHALON, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 13, 2004

TO THE STOCKHOLDERS OF CEPHALON, INC.:

        The Annual Meeting of Stockholders of CEPHALON, INC. will be held at the Company's corporate offices at 145 Brandywine Parkway, West Chester, Pennsylvania 19380, on Thursday, May 13, 2004, at 9:30 a.m., Eastern Standard time. At the meeting, the holders of the Company's outstanding Common Stock will act upon the following matters:

  1.
  To elect eight directors;

  2.
  To approve an increase in the number of shares of Common Stock authorized for issuance under the Company's 2004 Equity Compensation Plan (previously known as the Company's 1995 Equity Compensation Plan), the extension of the term of the Company's 2004 Equity Compensation Plan and the 2004 Equity Compensation Plan, as amended; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

        All stockholders of record as of the close of business on March 18, 2004 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of the Company entitled to vote at the meeting will be available for inspection by any stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the 10-day period immediately prior to the date of the Annual Meeting.

                      By Order of the Board of Directors,

                      JOHN E. OSBORN
                      Secretary

West Chester, Pennsylvania
March 29, 2004

EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED
PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF
MAILED IN THE UNITED STATES, OR OTHERWISE VOTE VIA THE INTERNET
OR BY TELEPHONE IN THE MANNER DESCRIBED ON THE PROXYCARD.
IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING,
HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY
AND VOTE THE SHARES IN PERSON.

CEPHALON, INC.
145 Brandywine Parkway
West Chester, Pennsylvania 19380-4245

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cephalon, Inc. (the "Company" or "Cephalon"), for use at the 2004 Annual Meeting of Stockholders to be held at the Company's corporate offices at 145 Brandywine Parkway, West Chester, Pennsylvania, on Thursday, May 13, 2004, at 9:30 a.m., Eastern Standard time, and any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are being distributed to stockholders on or about April 5, 2004.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of directors and the approval of certain changes to the Company's 2004 Equity Compensation Plan. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

        Only stockholders of record at the close of business on March 18, 2004, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Cephalon Common Stock?

        Each outstanding share of Cephalon Common Stock will be entitled to one vote on each matter considered at the meeting.

Who can attend the meeting?

        Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that you may be asked to present your admission ticket (located on the back cover of this Proxy Statement) and a valid picture identification, such as a driver's license or passport.

        Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 56,031,880 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 28,015,941 votes will be required to establish a quorum.

        Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote my shares?

        If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I vote by telephone or electronically?

        If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on May 12, 2004.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date (or by submitting a new proxy via the Internet or by telephone). If you attend the meeting in person, you may request that the powers of the proxy holders be suspended with respect to your shares, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) shares?

        If you participate in the Cephalon, Inc. 401(k) Profit Sharing Plan (the "401(k) Plan"), you may give voting instructions as to the number of shares of Common Stock equivalent to the interest in Cephalon Common Stock credited to your account as of the record date. You may provide voting instructions to The Vanguard Group by completing and returning the proxy card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received by May 10, 2004. If you do not send instructions, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

  •
  FOR election of the nominated slate of directors (see Item 1); and

  •
  FOR approval of an increase in the number of shares of Common Stock authorized for issuance under the Company's 2004 Equity Compensation Plan (previously known as the Company's 1995 Equity Compensation Plan), the extension of the term of the Company's 2004 Equity Compensation Plan and the 2004 Equity Compensation Plan, as amended (see Item 2).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

        Election of Directors.    The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. As a result, the director nominees receiving the highest number of votes will be elected to the Board.

        2004 Equity Compensation Plan.    The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item is required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Any broker non-votes will not have an effect on this proposal but will be counted for purposes of determining whether a quorum is present.

Your vote is important. Please complete, sign and return the accompanying proxy card, or submit your proxy via the Internet or by telephone, whether or not you plan to attend the meeting. If you plan to attend the meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

        The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Stock Option and Compensation Committee	Audit Committee	Corporate Governance and Nominating Committee
Frank Baldino, Jr., Ph.D.
William P. Egan		*	*
Robert J. Feeney, Ph.D.	**
Martyn D. Greenacre			**
Charles A. Sanders, M.D.	*		*
Gail R. Wilensky, Ph.D.		*
Dennis L. Winger		**
Horst Witzel, Dr.-Ing.	*

*
Member

**
Chair

How often did the Board meet during fiscal 2003?

        The Board of Directors of the Company met seven times during the fiscal year ended December 31, 2003. Each director attended all of the meetings of the Board of Directors and the respective committee or committees on which he or she served during such period, except for Dr. Feeney who was unable to attend one committee meeting and one Board meeting due to illness, Mr. Egan who was unable to attend one committee meeting, and Mr. Winger who was unable to attend one Board meeting. Under the Company's Corporate Governance Guidelines, each director is expected to regularly attend meetings of the Board and the Committees on which such director sits, with the understanding that on occasion a director may be unable to attend a meeting.

        Under a policy adopted by the Corporate Governance and Nominating Committee in 2004, all directors are expected to make every reasonable effort to attend the Annual Meeting of Stockholders. Prior to the 2003 Annual Meeting of Stockholders, Cephalon directors made it a practice to attend all annual stockholder meetings. However, in 2003, scheduling difficulties prevented five directors from attending the 2003 meeting. We expect that all of our directors will be present for the Annual Meeting on May 13, 2004.

What is the role of the Board's committees?

        The bylaws of the Company provide that the Board of Directors may by resolution designate committees, each of which shall consist of one or more directors. The Board of Directors presently has standing Audit, Stock Option and Compensation, and Corporate Governance and Nominating Committees.

        Audit Committee.    The functions of the Audit Committee are described in detail below under the heading "Report of the Audit Committee." The charter of the Audit Committee is attached to this proxy statement as Annex A and also is available on the Investor section of the Company's website (www.cephalon.com/investor). The Audit Committee met seven times during fiscal 2003.

        In June 2003, Mr. Winger joined the Board and was named to the Audit Committee as its chair. Mr. Winger is qualified as an audit committee financial expert within the meaning of Securities and Exchange Commission ("SEC") regulations. In addition, the Board has determined, in accordance with the listing standards of the NASDAQ National Market, that Mr. Winger meets the standards of financial sophistication set forth therein and that each other member of the Audit Committee is able to read and understand fundamental financial statements. Prior to Mr. Winger's appointment in June 2003, Dr. Sanders was a member of the Audit Committee, with Mr. Egan serving as the Committee's chair.

        All of the members of the Audit Committee are independent within the meaning of SEC regulations, Rule 4200(a)(15) of the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. In addition, the Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee also prepares and supervises the Board's annual review of director independence and the Board's performance evaluation. The charter of the Corporate Governance and Nominating Committee is available on the Investor section of the Company's website (www.cephalon.com/investor). The Committee met three times during fiscal 2003.

        All of the members of the Committee, except Mr. Greenacre, are independent within the meaning of SEC regulations, the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines. Mr. Greenacre is not considered independent because he previously was a party to a consulting agreement with the Company; this agreement was terminated by the Company in March 2003. See "Certain relationships and related transactions—What related party transactions involved directors?" below. The Board has unanimously determined (with Mr. Greenacre abstaining) that it believes it is in the best interests of Cephalon and its stockholders that Mr. Greenacre remain as a non-independent director on the Corporate Governance and Nominating Committee. Mr. Greenacre has served as the Chair of the Committee since its designation by the Board in March 2001 and as a director of Cephalon since 1992. The Board's decision is based, in part, on its view that Mr. Greenacre has been instrumental in implementing significant enhancements over the past few years to the governance of the Board and its committees, including through the development of corporate governance principles, charters for each Committee and annual evaluations of the Board and its committees and the establishment of a Presiding Director of the Board. Mr. Greenacre also has served as a director on the nominating and governance committees of other publicly-traded companies, and he brings a level of experience and thoughtfulness to the Committee that makes him highly qualified to continue to serve in this capacity.

        Stock Option and Compensation Committee.    The Stock Option and Compensation Committee (the "Compensation Committee") annually reviews the performance and total compensation package for the Company's executive officers, including the Chief Executive Officer; considers the modification of existing compensation and employee benefit programs, and the adoption of new plans; administers the terms and provisions of the Company's equity compensation plans; and reviews the compensation and benefits of non-employee directors. The charter of the Compensation Committee is available on the Investor section of the Company's website (www.cephalon.com/investor). The Compensation Committee met seven times during 2003. All of the members of the Compensation Committee are independent within the meaning of SEC regulations, the listing standards of the NASDAQ National Market and the Company's Corporate Governance Guidelines.

        Dividend Committee.    Prior to being disbanded in June 2003, the Dividend Committee was composed of Dr. Baldino (chair) and two non-employee directors, Messrs. Egan and Greenacre. The Dividend Committee was charged with declaring and authorizing the payment of dividends on the Company's convertible preferred stock, which required the payment of dividends. This preferred stock was converted into Common Stock of the Company in 2001. The Dividend Committee did not meet during 2003.

Who is the Board's Presiding Director?

        In 2003, the Board created a new position of Presiding Director, whose primary responsibility is to preside over the executive sessions of the Board in which management directors and other members of management do not participate. In 2003, the Board met five times in executive session. The Presiding Director also reviews and approves meeting schedules, Board agendas and related information prior to distribution to the Board, and performs such other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The independent directors of the Board have designated Dr. Feeney to serve in this capacity through Cephalon's 2004 Annual Meeting of Stockholders.

How does the Board select nominees for the Board?

        The Corporate Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Committee also retains third-party executive search firms to identify candidates from time to time. In 2003, Mr. Winger was appointed to the Board of Directors to fill a newly created Board vacancy, and he has not previously been elected by the stockholders. Mr. Winger was recommended to the Company by a third-party executive search firm hired for that purpose. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the Committee in writing together with the information set forth in Section 2.10 of the Company's bylaws. The Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company's bylaws relating to stockholder nominations as described in "Additional Information—Advance Notice Procedures," below.

        Once the Corporate Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request that a third-party search firm gather additional information about the prospective nominee's background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company's Corporate Governance Guidelines, including:

  •
  the ability of the prospective nominee to represent the best interests of all of the stockholders of the Company;

  •
  the prospective nominee's standards of integrity, ethics, commitment and independence of thought and judgment;

  •
  the prospective nominee's record of professional accomplishment in his/her chosen field;

  •
  the prospective nominee's independence from a material person, financial or professional interest in any present or potential competitor of the Company;

  •
  the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties on the Board and its Committees, including the prospective nominee's service on other public company Boards; and

  •
  the extent to which the prospective nominee contributes to the range of talent, skill and expertise currently present on the Board.

        The Corporate Governance and Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

How does the Board determine which directors are considered independent?

        Pursuant to the Company's Corporate Governance Guidelines, the Corporate Governance and Nominating Committee is charged with undertaking an annual review of director independence. Under the Guidelines, at least a majority of the directors must satisfy the "independence" requirements of the Securities Exchange Act of 1934 and the NASDAQ National Market, and all members of the Audit Committee must meet the specific independence requirements for audit committee members under the Sarbanes-Oxley Act of 2002 and the NASDAQ National Market regulations.

        In December 2003, the Corporate Governance and Nominating Committee undertook its review of director independence. During this review, the Committee considered whether any transactions and relationships existed between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Committee also examined whether any transactions or relationships were present between directors and members of the Company's senior management. The purpose of this review was to determine whether such relationships exist and, if so, whether any such relationships or transactions were inconsistent with a determination that the director is independent.

        As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting are independent, with the exception of Dr. Baldino and Mr. Greenacre. Dr. Baldino is considered an inside director because of his employment as a senior executive of the Company. Mr. Greenacre is considered non-independent because he previously was a party to a consulting agreement with the Company. See "Certain relationships and related transactions—What related party transactions involved directors."

How are directors compensated?

        Base Compensation.    Each non-employee director receives an annual retainer of $30,000 and a fee of $3,000 for each Board meeting attended. Non-employee directors who are members of a committee of the Board of Directors receive an additional annual retainer of $8,000 for each such committee membership. Dr. Baldino receives no additional remuneration for his service as a director. The Company also reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other Company business-related expenses. The Company does not provide retirement benefits to directors under any current program.

        Options.    Under the Company's 2004 Equity Compensation Plan (previously known as the Company's 1995 Equity Compensation Plan) (the "2004 Plan"), each new non-employee director receives a grant to purchase 15,000 shares of Common Stock immediately upon his or her first becoming a member of the Board of Directors. In addition, each non-employee director of the Company in office immediately after the Company's Annual Meeting (including any non-employee director first elected at such meeting) will automatically receive a grant to purchase 10,000 shares of Common Stock. The date of grant of such annual grants will be the date of the Annual Meeting. The Board of Directors will determine the terms of these grants to non-employee directors. Generally, all options granted to non-employee directors prior to May 5, 2002 vest over a four-year period with an exercise price equal to the closing market price of the Company's Common Stock on the date of the grant. However, for annual grants made to non-employee directors on or after May 5, 2002, the Board of Directors determined that such grants will be fully exercisable on the date of grant. The Board of Directors may also grant options to non-employee directors in addition to the automatic grants described above.

        In May 2003, Messrs. Egan and Greenacre, and Drs. Feeney, Sanders, Witzel and Wilensky each received an annual grant of stock options to purchase 10,000 shares of Common Stock at an exercise price of $45.23 per share, which were immediately exercisable; upon his appointment to the Board of Directors in June 2003, Mr. Winger received an initial grant of stock options to purchase 15,000 shares of Common Stock at an exercise price of $45.38 per share, which vest annually at a rate of 25% per year.

Certain relationships and related transactions—What related party transactions involved directors?

        In 1998, the disinterested members of the Board of Directors authorized a loan by the Company to Dr. Baldino in an amount of up to $150,000; Dr. Baldino had borrowed such maximum amount as of the date of this proxy statement. The interest (which accrues at the mid-term rate imputed for federal income tax purposes) and principal was due and payable in full on the fourth anniversary date of the loan. The loan was made on a non-recourse basis and the principal and any accrued interest thereon was secured by a pledge of shares of Common Stock. In December 2000, pursuant to a resolution of all disinterested members of the Board of Directors, this loan was forgiven in three equal installments over the next three years beginning in December 2001, with the final forgiveness occurring on December 31, 2003.

        In 2001, the disinterested members of the Board of Directors authorized the execution of a consulting agreement between the Company and Mr. Greenacre. Mr. Greenacre has substantial experience in the pharmaceutical industry, particularly in Europe, and the Board of Directors determined at that time that his expertise would be useful in evaluating prospective acquisitions of European pharmaceutical companies. The original term of the consulting agreement ran from October 1, 2001 to March 31, 2002, and provided for a rate of compensation of $16,700 per month. The consulting agreement subsequently was amended effective as of April 1, 2002, to extend the term through December 31, 2002 and to increase the rate of compensation to $19,200 per month. Pursuant to this agreement, Mr. Greenacre was involved in the evaluation and integration into Cephalon of the French pharmaceutical company Laboratoire L. Lafon and its affiliates, which were acquired by the Company on December 28, 2001; he has since served as a director of several of the Lafon entities. On December 10, 2002, the consulting agreement was amended a second time to allow the term to continue beyond December 31, 2002 and to terminate upon 30 days' written notice of either party. The Company terminated this agreement, effective as of March 31, 2003.

        From February 2002 to August 2003, Gregory Egan, the son of current director William P. Egan, worked as a pharmaceutical sales representative for the Company. The Company paid Gregory Egan total compensation of $75,656 in 2003. William P. Egan disclaims any direct or indirect interest in Gregory Egan's compensation from, or employment by, the Company. William P. Egan is deemed to be an independent director of the Company under applicable NASDAQ listing requirements promulgated by the National Association of Securities Dealers.

How do stockholders communicate with the Board?

        Stockholders may communicate with the Company's Board of Directors by sending their communications to Cephalon, Inc. Board of Directors, c/o Corporate Secretary, 145 Brandywine Parkway, West Chester, PA 19380-4245. The Corporate Governance and Nominating Committee of the Board has approved a process for handling letters received by the Company and addressed to independent members of the Board. Under that process, the Corporate Secretary reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees, or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Does the Company have a "Code of Ethics"?

        The Company has a Code of Conduct, which is applicable to all employees of the Company. The Company also has a Code of Ethics for Financial Officers covering financial and non-financial business practices and procedures and that applies to the Company's Chief Executive Officer, Chief Financial Officer and certain other employees of the Company responsible for accounting and financial reporting. Both of these documents will be available on the Investor section of the Company's website (www.cephalon.com/investor) no later than May 4, 2004. The Company intends to post amendments to or waivers from its Code of Conduct (to the extent applicable to the Company's chief executive officer, principal financial officer or principal accounting officer) at this location on its website.

Does the Company have a Pre-Approval Policy regarding independent auditor services?

        Under Sarbanes-Oxley, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence from the Company. To implement these provisions of Sarbanes-Oxley, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Directors has ratified, the Audit and Non-Audit Pre-Approval Policy that sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

        Under the policy, the Audit Committee considers whether services performed by the independent auditor are consistent with the SEC's rules on auditor independence. The Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors are considered as a whole, and no one factor is necessarily determinative.

        The Pre-Approval Policy provides for the annual pre-approval of specifically described categories of services (Audit, Audit-Related, Tax and All Other) to be performed by the independent auditor and an expected range of fees associated with each such category. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifies a different period. If a proposed service has not been pre-approved as part of the annual pre-approval process, the Committee must specifically pre-approve the service and its expected range of fees. The policy also delegates pre-approval authority to the Chair of the Audit Committee.

        Of the audit-related fees, tax fees and all other fees listed below for 2003, 59%, 53% and 0%, respectively, were approved by the Audit Committee on or after May 6, 2003 pursuant to the Pre-Approval Policy adopted on May 6, 2003. All of the audit-related fees, tax fees and other fees incurred with respect to engagements of the independent auditors after May 6, 2003 were approved pursuant to the Pre-Approval Policy.

How much did the Company pay in fees to its independent auditors?

        During 2003, the Company's independent auditors, PricewaterhouseCoopers LLP ("PwC"), performed certain non-audit services for the Company. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining the accountants' independence. The following is a summary of the audit fees and the fees billed for other services by the accountants in 2002 and 2003:

	2002	2003
Audit fees(1)	$691,077	$668,607
Audit-Related fees(2)	644,396	264,773
Tax fees(3)	1,014,269	925,940
All other fees(4)	0	13,433

TOTAL	$2,349,742	$1,872,753

(1)
Fees for professional services performed by PwC for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)
Fees for assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; attestations by PwC that are not required by statute or regulation; and consulting on financial accounting/reporting standards.

(3)
Fees for professional services performed by PwC with respect to tax compliance ($44,328 in 2003) and tax consulting ($881,612 in 2003). This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from "Audit-Related" items.

(4)
Fees for other permissible work performed by PwC that does not meet the above category descriptions. Consists of fees for accounting systems implementation and integration fees.

Where can I find more information about the corporate governance practices of the Company?

        Cephalon's corporate governance practices and policies are published on the Investor section of the Company's website (www.cephalon.com/investor).

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH ON PAGE 26 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board that is designed to comply with rules adopted by the National Association of Securities Dealers, Inc. A copy of the written charter is included as Annex A to this Proxy Statement. The current members of the Audit Committee are Mr. Winger (chair), Mr. Egan and Dr. Wilensky.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, including the recommendation to the Board of Directors of the selection of the Company's independent accountants.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants, including meetings with the independent accountants during which management was not present. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC.

                      Respectfully submitted,

                      Audit Committee:
                      Dennis L. Winger—Chair
                      William P. Egan
                      Charles A. Sanders, M.D.(1)
                      Gail R. Wilensky, Ph.D.

(1)
Dr. Sanders was a member of the Audit Committee from January 2003 until June 2003.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Report of the Stock Option and Compensation Committee

        The Compensation Committee annually reviews the performance and total compensation package for all executive officers, considers the modification of existing compensation and employee benefit programs and the adoption of new plans, administers the Plans and reviews the compensation and benefits of non-employee members of the Board of Directors. The Compensation Committee is composed of three non-employee directors, each of who is deemed to be independent under applicable NASDAQ listing standards promulgated by the National Association of Securities Dealers.

Compensation Philosophy

        The Compensation Committee believes that a well-designed compensation program should align the goals of the stockholders with the goals of the executive and that a significant part of an executive's compensation, over the long term, should be dependent upon the value created for stockholders. However, the Compensation Committee recognizes that, in the short-term, the market price of the Company's stock will be affected by many factors, some of which may be transient in nature and beyond the control of the Company's executives. This is especially true in the biotechnology industry, which is characterized by a large number of small companies, long product lead times, highly volatile stock prices and, currently, few commercial products. In such an environment, external events, such as negative financial and clinical reports from other members of the biotechnology industry, can have a marked adverse effect on the stock prices of companies within the industry, including Cephalon.

        In order to attract and retain qualified executives in such an environment, the Compensation Committee seeks to create a balanced compensation package by combining components based upon the achievement of long-term value to stockholders with components based upon the execution of shorter-term strategic goals. These shorter-term goals include the achievement of product sales and earnings targets, conducting clinical trials with marketed products to support the approval of new indications and other label expansions, progress in research and drug development programs, and the further growth and development of the organization. The Compensation Committee expects that the achievement of these goals will contribute to the long-term success of the enterprise.

        The Compensation Committee places a greater weight on variable pay incentives and longer-term compensation, rather than base salary compensation. The Compensation Committee believes that putting an increased emphasis on variable pay amounts and long-term incentives aligns the interests of executives with the Company's stockholders. Furthermore, this emphasis enables the Company to attract executives who are willing to sacrifice current earnings and the retirement benefits generally offered by larger employers for potential long-term gains in a less stable and riskier environment. The Compensation Committee believes that stockholders in Cephalon share a similar risk profile.

        The Company has assembled a senior team with considerable biotechnology and pharmaceutical industry experience, and the Compensation Committee believes that executive retention and incentive will be critical in the years ahead as the Company seeks to grow its existing products and move additional product candidates toward commercialization.

Overview of 2003

        The Compensation Committee believes that the executive team made significant progress in 2003 in positioning the Company for long-term stockholder value and future challenges. Specifically,

accomplishments in each of the following areas contributed to achieving the strategic goals outlined above:

  •
  Achieved total sales of approximately $685.3 million, which exceeded Cephalon's initial public guidance of between $650 and $660 million and which represented a 47 percent increase over 2002;

  •
  Achieved diluted earnings per share of $1.44 that, adjusting for a charge of $9.8 million for the early extinguishment of debt, exceeded initial public guidance of $1.50;

  •
  Received an approvable letter from the U.S. Food and Drug Administration ("FDA") to expand the label for PROVIGIL® (modafinil) Tablets [C-IV] to include improving wakefulness in patients with excessive sleepiness associated with shift work sleep disorder, and in patients with obstructive sleep apnea/hypopnea syndrome ("OSA/HS"). Final FDA approval was received in January 2004;

  •
  Received an expanded label for PROVIGIL in Germany and Ireland for the treatment of excessive sleepiness in patients with OSA/HS; filed an application to expand the label for PROVIGIL in the United Kingdom for the treatment of excessive sleepiness associated with circadian rhythm disorder, and in France and Italy for the treatment of excessive sleepiness in patients with OSA/HS;

  •
  Launched a new compressed powder formulation of ACTIQ® (oral transmucosal fentanyl citrate) [C-II] in the United States and successfully transitioned U.S. production of ACTIQ from a third party contract manufacturer to our manufacturing facility in Salt Lake City, Utah;

  •
  Entered into an agreement to acquire CIMA LABS INC. as a wholly-owned subsidiary of Cephalon;

  •
  Completed a successful meeting with the FDA regarding the completion of Phase II clinical studies of PROVIGIL in children suffering from Attention Deficit Hyperactivity Disorder, and obtained agreement on the Phase III program, which was initiated in the fourth quarter of 2003;

  •
  Initiated Phase III clinical trials for NUVIGIL™ (armodafinil), a single-isomer of the active pharmaceutical ingredient contained in PROVIGIL, for the treatment of excessive sleepiness associated with narcolepsy and OSA/HS;

  •
  Completed patient recruitment for two Phase IIb programs for GABITRIL® (tiagabine hydrochloride); one in General Anxiety Disorder and the other in Post Traumatic Stress Disorder; and

  •
  Continued on-schedule the Phase II/III clinical trial of CEP-1347 with the recruitment of over 600 patients with early stage Parkinson's disease.

        The Company also made considerable progress in organizational development by expanding the management team through the addition of experienced executives to the clinical research and regulatory affairs staffs and to the worldwide sales and marketing organizations.

Compensation Components

        The Company competes against biotechnology companies and major pharmaceutical companies in the market for top executives. The Compensation Committee has established three principal categories of compensation for executives: base salary, annual incentive bonus and long-term incentives consisting of incentive stock options and non-qualified stock options (collectively "Stock Options") and stock awards ("Stock Awards").

        To ensure that the elements of an executive's compensation package remain competitive with other biotechnology and pharmaceutical companies, the Company conducts and subscribes to a number of compensation surveys. The surveys used for these purposes are provided by outside consultants and do not specifically attribute the data to participating companies. Using these surveys, the Company focuses primarily on companies of similar size and stage of development in the biotechnology and pharmaceutical industries, with the objective of setting a base salary that is generally above average when compared with biotechnology companies, but at or below average when compared with much larger pharmaceutical companies. Because the number of Cephalon employees exceeded 1,300 during the year, primary comparisons were made with companies at a similar stage of development and number of employees. Many of the survey participants are included in the Index of NASDAQ Pharmaceutical Stocks used in the Comparative Stock Performance Graph on page 26 of this proxy statement. The Compensation Committee also engages an independent compensation consultant in the review of the Company's compensation and equity programs.

        Base Salary.    Salaries for experienced executives of biotechnology companies in the Philadelphia metropolitan area are heavily influenced by the salaries paid by the large pharmaceutical companies that maintain executive staffs in the region. The Company routinely competes against these companies in trying to attract qualified candidates and has successfully induced most of its current executives to leave such organizations. The base salaries of Cephalon's executives are set below those levels that would be achieved by executives with similar levels of authority and experience in larger pharmaceutical companies.

        The Compensation Committee reviews executive salaries at the end of each year, with any adjustments to base salary becoming effective on January 1 of the succeeding year. During this review, the Compensation Committee considers, in addition to the information provided by the salary surveys, the individual executive's contribution to the Company's achievements and changes in role and responsibility of the executive during the year. Because the Company is experiencing rapid growth and internal change, particular care is taken to ensure that expanded responsibilities are recognized in the calculation of base pay. The Compensation Committee believes that the accomplishments described above under the caption "Overview of 2003" and the achievement of individual objectives justified increases to executive base salaries. Executive salary increases in 2003 ranged from 5% to 10% of base salary.

        In December 2003, the base salary of Dr. Baldino, the Company's Chairman and Chief Executive Officer, was increased to $968,000 from $880,000, effective January 2004. The Compensation Committee reviewed the results of a survey of executive salaries at other publicly traded biotechnology and pharmaceutical companies of similar size, focus, and stage of development and established Dr. Baldino's salary within the upper half of the range of the comparison group. The Compensation Committee made this adjustment after reviewing the progress made by the Company during 2003 and described above. The Compensation Committee noted that, among other things, Cephalon expanded its worldwide operations in scope and complexity during the year, and that Dr. Baldino's role had expanded in scope and importance commensurately. The Compensation Committee also noted that there was considerable progress in organizational development with the strengthening of the management team through the addition of experienced executives in clinical research and regulatory affairs and the expansion of the worldwide sales and marketing organization.

        Annual Incentive Bonus.    The Company's incentive compensation consists of a Management Incentive Compensation Program. Under the program, Company and individual goals are established at the beginning of the year, and include targets for progress in all significant aspects of the Company's business. As part of the Management Incentive Compensation Program, the Committee also provides the Chairman and the Senior Vice Presidents with an increased incentive bonus when the established Company objectives are exceeded by pre-determined amounts. The Compensation Committee uses this component of the program to recognize and reward exceptional Company and individual performance.

The Compensation Committee believes that by making a significant portion of the executive's compensation dependant upon achieving and exceeding corporate objectives, it further aligns the interest of executives with the interests of the Company and its stockholders.

        The 2003 bonus award levels under the Management Incentive Compensation Program were 100% of base salary for Dr. Baldino and as much as 60% for Senior Vice Presidents. These bonus awards were based on the achievement of overall Company and individual objectives as detailed above in the "Overview of 2003" section of this report Although the Committee noted the exceptionally strong performance for 2003, the pre-determined objectives for any additional bonus payments in 2003 were not achieved. Increased incentive payments were made in 2002 to the Chairman and Senior Vice Presidents.

        For his performance during 2003, Dr. Baldino was granted an annual cash incentive bonus of $880,000 under the Management Incentive Compensation Program. The Compensation Committee reviewed achievements against the pre-established objectives in determining that Dr. Baldino should be granted this bonus, noting that the Company's previously discussed exceptionally strong performance in 2003 was a significant factor in establishing the level of Dr. Baldino's bonus.

        Under an existing deferred compensation plan for executives, individuals holding the title of Vice President or higher may defer receipt to a future year of all, or a portion, of any annual bonus. Interest on the deferred amounts is determined by the Compensation Committee on an annual basis. In 2003, the rate of interest was 10%, and will continue at that rate in 2004.

        Long-Term Incentives.    Long-term incentives for officers and directors have been provided by means of periodic grants of Stock Options and Stock Awards under the 2004 Plan. Officers and directors are not eligible to participate in the 2000 Equity Compensation Plan for Employees and Key Advisors (the "2000 Plan").

          Stock Options:    Stock Options generally have exercise prices equal to the fair market value of the underlying shares of Common Stock on the date of grant, vest over a four-year period and expire ten years from the date of grant. The Compensation Committee considers Stock Options to be a valuable and necessary compensation tool that aligns the long-term financial interests of the Company's executives with the financial interests of its stockholders. Further, the vesting provisions of the Plans serve to retain qualified employees, providing continuing benefits to the Company beyond those achieved in the year of grant. Stock Options are generally granted at the time of employment, and may be granted periodically at the discretion of the Compensation Committee. The Compensation Committee determines the number of Stock Options to be granted by comparison to other publicly traded biotechnology and pharmaceutical companies at similar stages of development. Some, but not all, of these companies are included in the Index of NASDAQ Pharmaceutical Stocks in the Comparative Stock Performance Graph.

          Stock Awards:    Stock Awards have been granted periodically at the discretion of the Compensation Committee. The Compensation Committee considers Stock Awards to be a valuable and necessary component of the Company's long-term incentives, and that such awards should be reserved for the highest levels of performance and accomplishments. The Stock Awards generally contain vesting provisions to promote the retention of qualified employees and provide continuing benefits to the Company beyond those achieved in the year of grant. The Compensation Committee also may determine in its sole discretion to include certain restrictions on the transfer of shares based on service, performance and/or such other factors or criteria.

        In December 2003, the Compensation Committee granted Dr. Baldino Stock Options to purchase 150,000 shares of Common Stock and a Restricted Stock Award of 85,000 shares of Common Stock. The Committee also granted the Company's Senior Vice Presidents Stock Options ranging from 25,000 to 25,500 shares and Restricted Stock Awards of 15,000 to 20,000 shares of Common Stock. The Stock

Options and the Restricted Stock Awards vest ratably over four years, on each anniversary of the award. In granting these awards, the Compensation Committee considered it important that the Company provide a continuing long-term incentive for the retention of the services of the executive team. The Compensation Committee also awarded this grant in recognition of the Company's significant accomplishments in 2003. The Compensation Committee believes that the achievement of both short and long-term objectives over the next few years will place considerable demands on Dr. Baldino and the rest of the executive team, and that the motivation of these individuals is crucial to building long-term value for stockholders.

        Other Compensation.    In 2003, the Compensation Committee continued the Company's historical practice of making Company-matching contributions for all of the eligible employees under the 401(k) Plan, including the executive team. From January to June 2003, the match consisted of $0.50 in cash and $0.50 in Common Stock for each $1.00 of employee contribution under the plan. Beginning in July 2003, the Company-matching contribution consisted of $1.00 in cash for each $1.00 of employee contributions under the plan. Matching contributions are made only on employee contributions of up to 6% of the employee's compensation and are subject to further limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"). Because Cephalon does not sponsor a defined benefit pension plan, the 401(k) Plan matching contribution allows Cephalon to remain competitive with other companies in its industry that provide retirement savings vehicles for their executives and employees. Cephalon employees are fully vested in all matching contributions, including the Common Stock granted as part of the matching contributions, and may elect to freely trade such shares.

        In 2001, the Company determined to provide split-dollar life insurance arrangements to the Company's Chairman and Chief Executive Officer and its Senior Vice Presidents. These arrangements provided for a $15,000,000 death benefit for the Chairman and Chief Executive Officer and a $2,000,000 death benefit for each of the Senior Vice Presidents. Under the terms of the arrangements, the Company paid a portion of the policy premiums on the split-dollar life insurance policy, and retained a collateral interest in the policy in an amount equal to the lesser of (i) the premiums paid by the Company or (ii) the total cash value of the policy. If the executive remained employed by the Company for five years or more or if the executive's employment was involuntarily terminated prior to five years as a result of a change of control in the Company or a disability, premium repayments to the Company would have occurred on the 16th anniversary of the policy. If the executive's employment had terminated prior to the dates described above, the premiums paid by the Company would have been repaid after the termination of the executive's employment. However, since the passage of Sarbanes-Oxley in July 2002, the Company has not made any additional payments under the split-dollar arrangements. As a result of the uncertainty under Sarbanes-Oxley regarding whether premium contributions to split-dollar agreements are permissible, the Company determined to terminate all of its split-dollar agreements, effective February 2004. To replace the initial compensation element of the agreements, the Company granted on December 17, 2003 to each executive who had their agreement terminated, a Restricted Stock Award. The restrictions on such shares lapse over four years at the rate of 25% per year, on the anniversary of the award. No dividends will be paid on such shares until the applicable restrictions have lapsed. However, the Company has never declared or paid dividends on its Common Stock and does not anticipate paying any dividends in the foreseeable future.

        In December 2000, the Compensation Committee agreed to forgive Dr. Baldino's $150,000 loan from the Company, plus any accrued interest thereon, in three equal installments over a three-year period beginning in December 2001. The Compensation Committee concluded that the forgiveness of this loan over a three-year period would be reasonably expected to benefit the Company insofar as it would help to assure the continued retention of Dr. Baldino as the Company's Chairman and Chief Executive Officer. The last installment of the loan was forgiven in its entirety on December 13, 2003.

        Section 162(m) of the Code limits the deduction that may be claimed by a "public company" for compensation paid to certain individuals to $1,000,000, except to the extent that any excess compensation qualifies as "performance-based compensation." In accordance with current regulations, the amounts received upon the exercise of Stock Options granted under the 2004 Plan will qualify as "performance-based compensation," but the value of the shares received when Stock Awards become transferable and not subject to substantial risk of forfeiture will not qualify as "performance-based compensation." Payments under the Company's annual incentive plans described above also are generally subject to the Section 162(m) limits on deductibility and will not qualify as "performance- based compensation," within the meaning of the applicable regulations.

                      Respectfully submitted,

                      Stock Option and Compensation Committee:
                      Robert J. Feeney, Ph.D.—Chair
                      Charles A. Sanders, M.D.
                      Horst Witzel, Dr. - Ing.

Executive Compensation Tables

        The following table summarizes the compensation for the periods ended December 31, 2003, 2002 and 2001 of the Company's Chief Executive Officer and the other four most highly compensated executive officers during the last completed fiscal year (collectively the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Securities Underlying Options Granted (#)
Name	Year	Salary ($)		Bonus ($)(1)		Other Annual Compen- sation ($)(2)		Restricted Stock Awards ($)(3)		All Other Compen- sation ($)(4)
Frank Baldino Jr., Ph.D. Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	880,000 800,000 649,500	$ $ $	880,000 2,408,500 1,800,900	$ $ $	98,471 88,085 84,308	$4,097,000 — —	150,000 300,000 150,000	$ $ $	23,867 20,729 30,588
Paul Blake, FRCP (5) Senior Vice President, Clinical Research and Regulatory Affairs	2003 2002 2001	$ $ $	351,000 325,000 250,186	$ $ $	210,600 403,800 265,280	$ $ $	18,397 20,129 11,000	$964,000 — —	25,000 50,000 76,000	$ $	14,345 12,173 —
J. Kevin Buchi Senior Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	400,000 335,500 308,655	$ $ $	160,000 424,500 290,180	$ $ $	27,014 30,122 25,762	$723,000 — —	25,000 55,000 47,500	$ $ $	13,402 11,782 12,634
John E. Osborn Senior Vice President, General Counsel and Secretary	2003 2002 2001	$ $ $	360,000 320,000 268,428	$ $ $	144,000 420,100 273,680	$ $ $	35,759 36,801 23,668	$723,000 — —	25,000 55,500 45,000	$ $ $	13,241 11,702 12,394
Robert P. Roche, Jr. Senior Vice President, Pharmaceutical Operations	2003 2002 2001	$ $ $	400,000 333,600 295,775	$ $ $	160,000 440,400 297,409	$ $ $	44,381 32,503 28,723	$723,000 — —	25,000 50,000 48,700	$ $ $	13,402 11,782 12,634

(1)
Bonuses for 2003 performance were paid on February 20, 2004 and include amounts paid and deferred.

(2)
The amounts shown for certain officers include:

(a)
Automobile allowances in 2003, as follows: Dr. Baldino $5,230; Dr. Blake $13,200; Mr. Buchi $13,200; Mr. Osborn $13,200; and Mr. Roche $13,200.

(b)
Financial and estate planning advice in 2003, as follows: Dr. Baldino $23,360; Mr. Buchi $6,683; Mr. Osborn $15,473; and Mr. Roche $14,341.

(c)
Supplemental long-term disability insurance in 2003, as follows: Dr. Baldino $5,797; Dr. Blake $5,197; Mr. Buchi $7,131; Mr. Osborn $5,537; and Mr. Roche $15,558.

(d)
Executive health care benefit in 2003, as follows: Mr. Osborn $1,550; and Mr. Roche $1,281.

(e)
Deferred compensation amounts above the 120% applicable federal rate are as follows: Dr. Baldino $1,590.

(f)
Includes $62,494 in loan forgiveness for Dr. Baldino. See "Governance of the Company—Certain relationships and related transactions—What related party transactions involved directors?" above.

(3)
Dollar amount shown equals the number of shares subject to each Restricted Stock Award multiplied by the per share stock price on the award date. This amount does not take into account any diminution in value attributable to the restrictions applicable to the shares. The Restricted

  Stock Awards reported in this table were made on December 17, 2003. The stock price on the date of grant was $48.20. The shares granted were as follows: Dr. Baldino 85,000, Dr. Blake 20,000, Mr. Buchi 15,000, Mr. Osborn 15,000 and Mr. Roche 15,000. The restrictions on such shares lapse over four years at the rate of 25% per year, on the anniversary of the award. No dividends will be paid on such shares until the applicable restrictions have lapsed. After the lapse of the applicable restrictions on the shares underlying these awards, any dividends would be paid at the same rate as on other shares of Common Stock. However, the Company has never declared or paid dividends on its Common Stock and does not anticipate paying any dividends in the foreseeable future. There were no Restricted Stock Awards granted to the Named Executive Officers in 2001 or 2002. As of December 31, 2003 (including the December 17, 2003 restricted stock grants), Drs. Baldino and Blake and Messrs. Buchi, Osborn and Roche had 97,500, 20,000, 17,500, 17,500 and 17,500 shares, respectively, of unvested restricted stock that had fair market values of $4,719,975, $968,200, $847,175, $847,175 and $847,175, respectively. Fair market values are based upon a price of $48.41 per share, which was the closing price of a share of the Common Stock on the NASDAQ National Market on December 31, 2003.

(4)
The amounts shown include Company matching contributions during calendar years 2001, 2002 and 2003 under the Cephalon, Inc. 401(k) Profit Sharing Plan, which covers all of the Company's eligible employees. For 2001, 2002 and 2003, all other compensation also includes compensation income recognized by the executive in connection with the split-dollar life insurance arrangement the Company entered into with each executive in 2001. Since passage of the Sarbanes-Oxley Act in July 2002, the Company has not made any additional premium contributions to the life insurance policies underlying the split-dollar arrangement because of the uncertainty regarding whether such premium contributions are permissible under the Act. In February 2004, as a result of the continued uncertainty regarding the permissibility of such future premium contributions by the Company, the Company terminated the split-dollar life insurance arrangement with each executive. For the period between July 2002 and February 2004, the current life insurance premiums that were due on the underlying life insurance policies were paid from the cash surrender value portion of the policies. See page 17 for a summary of these split-dollar arrangements. The compensation recognized for 2003 under the split-dollar life insurance arrangements for each executive is as follows: Dr. Baldino $11,867; Dr. Blake $2,345; Mr. Buchi $1,402; Mr. Osborn $1,241; and Mr. Roche $1,402.

(5)
Dr. Blake joined the Company on March 12, 2001. Dr. Blake received a $72,000 bonus when he joined the Company; a stock option grant on May 17, 2001 for 50,000 shares with an exercise price of $63.98; and a stock option grant on December 20, 2001 for 26,000 shares with an exercise price of $71.96.

        The following table summarizes stock option grants made to the Named Executive Officers during the fiscal year ended December 31, 2003.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal 2003(2)
Name			Exercise Price ($/Share)	Expiration Date
					5% ($)	10% ($)
Frank Baldino, Jr., Ph.D.	150,000	5.2%	$48.20	Dec. 16, 2013	$4,546,908	$11,522,758
Paul Blake, FRCP	25,000	0.9%	$48.20	Dec. 16, 2013	$757,818	$1,920,460
J. Kevin Buchi	25,000	0.9%	$48.20	Dec. 16, 2013	$757,818	$1,920,460
John E. Osborn	25,000	0.9%	$48.20	Dec. 16, 2013	$757,818	$1,920,460
Robert P. Roche, Jr.	25,000	0.9%	$48.20	Dec. 16, 2013	$757,818	$1,920,460

(1)
Consists of options granted on December 17, 2003 at an exercise price equal to the fair market value on such date. These options have a 10-year term, commencing December 2003, are exercisable in cumulative 25% annual installments beginning in December 2004, with full vesting occurring by December 2007. The options are subject to acceleration in the case of a change in control or a corporate transaction, each as defined under the 2004 Plan.

(2)
Based on a total number of options granted to employees in 2003 of 2,882,400.

(3)
Potential Realizable Values assume that the price of the Common Stock is equal to the exercise price shown for each particular option on the date of grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10-year term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an option holder may realize will depend on the extent, if any, to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder's continued employment by the Company throughout the vesting period. The actual value to be realized by the option holder may be greater or less than the values estimated in this table.

        The following table summarizes option exercises during the fiscal year ended December 31, 2003 and the value of exercisable and unexercisable options outstanding at December 31, 2003 for the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2003 (#)
					Value of Unexercised In-the-Money Options at December 31, 2003 ($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Options at Exercisable
				Unexercisable	Exercisable	Unexercisable
Frank Baldino, Jr., Ph.D.	40,000	$1,163,884	583,500	487,500	$11,513,235	$31,500
Paul Blake, FRCP	—	—	50,500	100,500	—	$5,250
J. Kevin Buchi	3,750	$131,325	97,473	97,500	$991,776	$5,250
John E. Osborn	5,000	$192,075	88,875	96,625	$691,050	$5,250
Robert P. Roche, Jr.	—	—	79,675	93,225	$654,717	$5,250

(1)
Represents the difference between the market value of underlying securities at exercise date and the exercise price of the options.

(2)
For "in-the-money" options, these amounts are the market value of underlying shares of Common Stock based on the closing price on the NASDAQ National Market on December 31, 2003 ($48.41), minus the exercise price of the option. These amounts are reported before any taxes associated with exercise or subsequent sale of the underlying stock.

Employment Agreements

        On July 25, 2002, the Company entered into an Executive Severance Agreement with Dr. Frank Baldino, Jr., its Chairman and Chief Executive Officer. The agreement provides for compensation and benefits in the event that Dr. Baldino's employment with the Company is terminated prior to a change in control of the Company, on account of a change in control of the Company or on account of a disability, as defined in the agreement. If termination results prior to a change in control of the Company, Dr. Baldino will receive a lump sum payment equal to the sum of (i) three times his annual base salary at the rate in effect immediately before his termination date, (ii) three times his annual bonus, and (iii) the pro rata portion of his annual bonus, based on the number of months worked in the calendar year in which the termination occurs. In addition, Dr. Baldino, and his spouse and dependents, if applicable, will continue to receive the medical and dental coverage in effect on his termination date for a period of 36 months. Dr. Baldino will have outplacement assistance services provided in an amount not to exceed $15,000. If termination results on account of a change in control of the Company, Dr. Baldino will receive the same payments and benefits as above. However, all of Dr. Baldino's stock options and restricted stock held will become fully vested and/or exercisable and will remain exercisable as set forth in the applicable option agreements with the Company. If termination results on account of a disability, Dr. Baldino will only be entitled to receive disability benefits under any disability program maintained by the Company that covers executives, and Dr. Baldino's employment will not be considered to have terminated under the Executive Severance Agreement.

        On July 25, 2002, the Company also entered into Executive Severance Agreements with the other Named Executive Officers and its other three Senior Vice Presidents. The agreements provide for compensation and benefits in the event that the Senior Vice President's employment with the Company is terminated prior to a change in control of the Company, on account of a change in control of the Company or on account of a disability, as defined in the agreement. If termination results prior to a change in control of the Company, a Senior Vice President will receive a lump sum payment equal to the sum of one and a half times his annual base salary at the rate in effect immediately before his termination date. In addition, the Senior Vice President, and his spouse and dependents, if applicable, will continue to receive the medical and dental coverage in effect on his termination date for a period of 18 months. The Senior Vice President will have outplacement assistance services provided in an amount not to exceed $15,000. If termination results on account of a change in control of the Company, the Senior Vice President will receive a lump sum payment equal to the sum of (i) three times his annual base salary at the rate in effect immediately before his termination date, (ii) three times his annual bonus, and (iii) the pro rata portion of his annual bonus, based on the number of months worked in the calendar year in which the termination occurs. In addition, the Senior Vice President, and his spouse and dependents, if applicable, will continue to receive the medical and dental coverage in effect on his termination date for a period of 36 months. All stock options and restricted stock held by the Senior Vice President will become fully vested and/or exercisable and shall remain exercisable as set forth in the applicable option agreements with the Company. Outplacement services shall remain the same. If termination results on account of a disability, the Senior Vice President will only be entitled to receive disability benefits under any disability program maintained by the Company that covers executives, and the Senior Vice President's employment will not be considered to have terminated under the Executive Severance Agreement.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Drs. Feeney, Sanders and Witzel. There are currently no compensation committee interlocks or insider participation on the Compensation Committee.

STOCK OWNERSHIP AND PERFORMANCE

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the beneficial ownership of the Company's Common Stock as of February 27, 2004 (except as noted) by (i) the Named Executive Officers and the Company's directors; (ii) owners of more than five percent of the outstanding shares of the Company's Common Stock; and (iii) all executive officers and directors as a group. As of February 27, 2004, there were 55,901,497 shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership (1)(2)	Percentage of Class (3)
Frank Baldino, Jr., Ph.D.	740,444	1.3%
Paul Blake, FRCP	70,500	*
J. Kevin Buchi	157,121	*
John E. Osborn	106,375	*
Robert P. Roche, Jr.	110,613	*
William P. Egan	104,161	*
Robert J. Feeney, Ph.D.	67,500	*
Martyn D. Greenacre	77,700	*
Charles A. Sanders, M.D.	28,500	*
Gail R. Wilensky, Ph.D.	13,750	*
Dennis L. Winger	0	*
Horst Witzel, Dr.-Ing.	45,000	*
Wellington Management Company, LLP (4) 75 State Street Boston, MA 02109	7,791,025	13.9%
FMR Corp. (5) 82 Devonshire Street Boston, MA 02109	6,422,200	11.5%
T. Rowe Price Associates, Inc. (6) 100 E. Pratt Street Baltimore, MD 21202	5,743,346	10.3%
UBS Global Asset Management (Americas) Inc. (7) One North Wacker Chicago, IL 60606	3,559,538	6.4%
Vanguard Specialized Funds — Vanguard Health Care Fund (8) 100 Vanguard Boulevard Malvern, PA 19355	3,430,800	6.1%
American Century Investment Management, Inc. (9) 4500 Main Street, 9th Floor Kansas City, MO 64111	2,812,737	5.0%
All executive officers and directors as a group (15 persons)	1,864,069	3.3%

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and means voting or investment power with respect to securities. Except as indicated below, the individuals or groups named in this table have sole voting and investment power with respect to all shares of Common Stock indicated above.

(2)
Includes shares that may be acquired upon the exercise of outstanding options that were exercisable within 60 days of February 27, 2004 as follows: Dr. Baldino 583,500 shares; Dr. Blake 50,500 shares; Mr. Buchi 97,473 shares; Mr. Osborn 88,875 shares; Mr. Roche 79,675 shares; Mr. Egan 82,500 shares; Dr. Feeney 67,500 shares; Mr. Greenacre 72,500 shares; Dr. Sanders 27,500 shares; Dr. Wilensky, 13,750 shares; Dr. Witzel 42,500 shares and all executive officers and directors as a group 1,737,123 shares.

(3)
Shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of February 27, 2004 and shares of Common Stock issuable upon the conversion of the Company's 2.5% Convertible Subordinated Notes due 2006 are deemed to be outstanding and beneficially owned by the person or group holding such option or notes, as the case may be, for purposes of computing such person's percentage ownership as of February 27, 2004, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group as of February 27, 2004.

(4)
Information is as of December 31, 2003 and is based upon a Schedule 13G filed by Wellington Management Company, LLP ("WMC") with the SEC on February 13, 2004. WMC, in its capacity as investment adviser, may be deemed to beneficially own 7,791,025 shares that are held of record by clients of WMC. WMC has shared voting power with respect to 3,847,377 shares and shared dispositive power with respect to 7,791,025 shares.

(5)
Information is as of December 31, 2003 and is based upon a Schedule 13G filed by FMR Corp. ("FMR") and others with the SEC on February 16, 2004 that states the following:

•
Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR, is the beneficial owner of 5,557,911 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The number of shares owned by the investment companies at December 31, 2003 included 91,941 resulting from the assumed conversion of $7,447,000 of principal amount of Cephalon's 2.5% Convertible Subordinated Notes due December 15, 2006 (12.346 shares for each $1,000 of principal amount). Edward C. Johnson III, chairman and stockholder of FMR, and FMR each has sole dispositive power of the 5,557,911 shares owned by Fidelity. Voting power over these shares resides with the Fidelity funds' Boards of Trustees.

•
Fidelity Management Trust Company, a wholly owned subsidiary of FMR, is the beneficial owner of 573,049 shares. Mr. Johnson and FMR each have sole dispositive power over these 573,049 shares and sole power to vote or to direct the voting of 490,049 shares. Voting power over the remaining 83,000 of these shares resides with the institutional accounts as reported above.

•
Members of the Johnson family are the predominant owners of Class B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. Mr. Johnson owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR. Mr. Johnson is Chairman of FMR and Abigail P. Johnson is a Director of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholder's voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

•
Fidelity International Limited ("FIL") is the beneficial owner of 291,240 shares. A partnership controlled by Mr. Johnson and members of his family own shares of FIL with the right to cast approximately 39.89% of the total votes. Mr. Johnson is Chairman of FMR and FIL. FMR and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the

    "beneficial ownership" of securities "beneficially owned" by the other. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR has made the filing on Schedule 13G on a voluntary basis as if all of the shares are beneficially owned by FMR and FIL on a joint basis.

(6)
Information is as of December 31, 2003 and is based upon a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. ("Price Associates") dated January 9, 2004. Price Associates has sole voting power to vote 1,418,193 shares and sole dispositive power over 5,743,346. These securities are owned by various individual and institutional investors through one or more T. Rowe Price Mutual Funds for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(7)
Information is as of December 31, 2003 and is based upon a Schedule 13G filed by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") with the SEC on February 17, 2004. UBS Global AM has sole voting power and shared dispositive power over 3,559,538 shares and sole dispositive power over the same amount. UBS Global AM is an indirect wholly owned subsidiary of UBS AG. UBS Global AM is a member of the UBS Global Asset Management Business Group of UBS AG. UBS Global Asset Management Business Group is comprised of UBS Global AM's affiliated companies located in numerous offices around the world that provide investment advisory services to their clients. All members of the UBS Global Asset Management Business Group are directly or indirectly owned by UBS AG. The shares being reported by UBS Global AM may be managed by other members of the UBS Global Asset Management Business Group of UBS AG. UBS Global AM has disaffirmed the existence of a group within the meaning of Rule 13d-5(b)(1) and has disclaimed beneficial ownership in any of the shares attributed to it.

(8)
Information is as of December 31, 2003 and is based upon a Schedule 13G filed with the SEC by Vanguard Specialized Funds—Vanguard Health Care Fund ("Vanguard") dated February 5, 2004. Vanguard, in its capacity as investment company, may be deemed to beneficially own 3,430,800 shares that are held of record by clients of Vanguard. Vanguard has sole voting power and shared dispositive power with respect to 3,430,800 shares.

(9)
Information is as of December 31, 2003 and is based upon a Schedule 13G filed by American Century Companies, Inc. ("ACC") and others with the SEC on February 13, 2004 that states the following:

•
ACC is the beneficial owner of 2,812,737 shares and is a parent holding company. ACC has sole voting power with respect to 2,811,808 shares and sole dispositive power with respect to 2,812,737 shares.

•
American Century Investment Management, Inc. ("ACIM"), a wholly owned subsidiary of ACC, is the beneficial owner of 2,812,737 shares as a result of acting as investment adviser to various investment companies registered under Section 203 of the Investment Advisers Act of 1940. ACIM has sole voting power with respect to 2,811,808 shares and sole dispositive power with respect to 2,812,737 shares.

•
American Century Mutual Funds, Inc. ("ACMF"), a subsidiary of ACC, is the beneficial owner of 2,794,000 shares as a result of acting as an investment company registered under Section 8 of the Investment Company Act of 1940. ACMF has sole voting power and sole dispositive power with respect to 2,794,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that each director and executive officer of the Company, and any other person who owns more than ten percent of the Company's Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such directors, executive officers and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of such reports. To the knowledge of the Company, based solely upon its review of these reports, as well as written representations from certain reporting persons to the effect that no other such reports were required to be filed, each covered person met all fiscal 2003 Section 16(a) filing requirements.

Comparative Stock Performance Graph

        The graph below compares the cumulative total stockholder return on the Common Stock with the cumulative total stockholder return of (i) the NASDAQ Stock Market (U.S.) Index (the "NASDAQ Index"), and (ii) the Index of NASDAQ Pharmaceutical Stocks (the "Pharmaceutical Index"), assuming an investment of $100 on December 31, 1998 in each of the Common Stock of the Company; the stocks comprising the NASDAQ Index; and the stocks comprising the Pharmaceutical Index.

ITEM 1—ELECTION OF DIRECTORS

        Eight directors are to be elected at the 2004 Annual Meeting. The term of each director expires at the next Annual Meeting of Stockholders and each person shall hold office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. The Board of Directors consists of such number of directors as is fixed from time to time by resolution adopted by the Board of Directors as provided in the Company's bylaws. The Board of Directors currently is authorized to have up to eight members.

        The nominees for election as directors of the Company are Drs. Baldino, Feeney, Sanders, Wilensky and Witzel and Messrs. Egan, Greenacre and Winger. All nominees are presently directors of the Company whose current terms expire at the time of the 2004 Annual Meeting. All nominees have consented to be named, and have agreed to serve if elected. If this should not be the case, however, the proxies may be voted for a substitute nominee to be designated by the Board of Directors, or, as an alternative, the Board may reduce the number of directors to be elected at the meeting or leave the position(s) vacant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE FOR EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships	Year First Became Director
Frank Baldino, Jr., Ph.D.	50	Dr. Baldino, founder of the Company, has served as President, Chief Executive Officer and director since the Company's inception. He was appointed Chairman of the Board of Directors in 1999. He currently serves as a director of Acusphere, Inc., a drug delivery company. NicOx S.A., a pharmaceutical company, Pharmacopeia, Inc., a developer of proprietary technology platforms for pharmaceutical companies, and ViroPharma, Inc., a biopharmaceutical company. Dr. Baldino also holds several adjunct academic appointments and is a trustee of Temple University.	1987
William P. Egan	59	Mr. Egan is a founder and general partner of Alta Communications, a venture capital firm. He founded Alta's predecessor firm, Burr, Egan, Deleage & Co. in 1979 and has identified and backed several of America's leading growth companies in the communications and information industries.	1988
Robert J. Feeney, Ph.D.	78	Dr. Feeney serves as the Presiding Director of the Board. From October 1987 until his retirement in August 1997, Dr. Feeney served as a general partner of Hambrecht & Quist Life Science Technology Fund, a life sciences venture capital fund affiliated with Hambrecht & Quist Incorporated. For 37 years prior thereto, Dr. Feeney was employed at Pfizer Inc., a pharmaceutical company, and last served as its Vice President of Licensing and Development.	1988

Martyn D. Greenacre	62
		Since 2002, Mr. Greenacre has served as Chairman of Life Mist LLC, a fire suppression equipment company. From 1997 to 2001, Mr. Greenacre served as Chief Executive Officer and director of Delsys Pharmaceutical Corporation, a formulation and drug delivery system company. From 1993 to 1997, Mr. Greenacre served as President and Chief Executive Officer and as a director of Synaxis Inc., a biopharmaceutical company. From 1989 to 1992, Mr. Greenacre was Chairman Europe, SmithKline Beecham Pharmaceutical company. He joined SmithKline & French in 1973, where he held positions of increasing responsibility in its European organization. Mr. Greenacre currently serves as a director of Acusphere, Inc., a drug delivery company, Beijing Med-Pharm Corporation, a pharmaceutical company, Curis, Inc., a biotechnology company, and Immune Response Corp., a vaccine company.	1992
Charles A. Sanders, M.D.	72
		Dr. Sanders is retired from Glaxo, Inc., where he served as Chief Executive Officer from 1989 through 1994 and Chairman of the Board from 1992 through 1995. He also has served on the Board of Directors of Glaxo plc. Previously, Dr. Sanders held a number of positions at Squibb Corporation. Dr. Sanders currently serves as a director of BioPure Corporation, an oxygen therapeutics company, Fisher Scientific International, a provider of equipment, supplies, and services for the clinical laboratory and global scientific research markets, Genentech, Inc., a biopharmaceutical company, Trimeris, inc., a biopharmaceutical company, and Vertex Pharmaceuticals, a biotechnology company.	2001
Gail R. Wilensky, Ph.D.	60
		Dr. Wilensky serves as a Senior Fellow at Project HOPE, an international health education foundation, which she joined in 1993. From 1997 to 2001, Dr. Wilensky chaired the Medicare Payment Advisory Committee, which advises Congress on all issues relating to Medicare. Dr. Wilensky is an elected member of the Institute of Medicine and its Governing Council, and serves as a trustee of the Combined Benefits Fund of the United Mineworkers of America and the Research Triangle Institute. Dr. Wilensky currently serves as a director of Gentiva Health Services, a specialty pharmaceutical and home health care company, ManorCare, a provider of health care services, Quest Diagnostics, Inc., a leading provider of diagnostic testing, information and services, UnitedHealth Group, a health care company, and until January 1, 2003, Syncor International Corporation, a radiopharmaceutical company (acquired by Cardinal Health, December 2002), and, until March 31, 2003, Advanced Tissue Sciences, a tissue engineering company.	2002

Dennis L. Winger	56
		Mr. Winger is designated as the Audit Committee Financial Expert. Mr. Winger currently serves as Senior Vice President and Chief Financial Officer of Applera Corp., a life sciences company, where he is responsible for developing financial and business strategies. He is a member of Applera's Executive Committee. From 1989 to 1997, Mr. Winger served as Senior Vice President, Finance and Administration, and Chief Financial Officer of Chiron Corporation. From 1982 to 1989, Mr. Winger was with Cooper Companies, Inc., where he held positions of increasing responsibility, including that of Chief Financial Officer. Prior to Cooper, Mr. Winger was with Continental Can Company holding a number of positions including Head of Finance for its international division and General Manager of its Latin American Operations. Mr. Winger currently serves as a director of A.P. Pharma, a specialty pharmaceutical company, and Cell Genesys, Inc., a pharmaceutical company.	2003
Horst Witzel, Dr.-Ing	76	From 1986 until his retirement in 1989, Dr. Witzel served as the Chairman of the Board of Executive Directors of Schering A.G., a German pharmaceutical company, and, prior to that, was a member of its Board of Executive Directors in charge of Production and Technology. Dr. Witzel currently serves as Chairman of the Supervisory Board of Revotar Biopharmaceuticals, A.G.	1991

ITEM 2—APPROVAL OF INCREASE IN SHARES UNDER THE 2004 EQUITY COMPENSATION PLAN, EXTENSION OF THE TERM OF THE 2004 EQUITY COMPENSATION PLAN, AND THE 2004 EQUITY COMPENSATION PLAN, AS AMENDED

        On February 5, 2004, the Board of Directors adopted, subject to stockholder approval at this Annual Meeting, an amendment to the 2004 Plan that would (i) increase the total number of shares of Common Stock authorized for issuance under the 2004 Plan from 8,400,000 shares to 9,700,000 shares, an increase of 1,300,000 shares and (ii) extend the term of the 2004 Plan for an additional ten years so that the 2004 Plan will terminate on February 4, 2014, as opposed to January 31, 2005. This amendment provides that, of the additional 1,300,000 shares that were added to the 2004 Plan on February 5, 2004, no more than 500,000 of such shares may be granted as stock awards. The amendment also provides that the Company's "1995 Equity Compensation Plan" will be renamed as the Company's "2004 Equity Compensation Plan." The Board of Directors has directed that the proposal to increase the number of shares of Common Stock authorized for issuance under the 2004 Plan, extend the term of the 2004 Plan and approve the 2004 Plan, as amended, be submitted to the Company's stockholders for their approval ("Item 2").

        The Board of Directors believes that the number of shares currently available for issuance under the 2004 Plan is not sufficient in view of the Company's compensation structure and strategy. The Board of Directors has concluded that the Company's ability to attract, retain and motivate top quality management and employees is material to the Company's success and would be enhanced by the Company's continued ability to grant equity compensation. In addition, the Board of Directors believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The Board of Directors believes that the availability of the additional 1,300,000 shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of Common Stock authorized for issuance under the 2004 Plan.

        The Company is also seeking to have the stockholders approve the extension of the term of the 2004 Plan. The purpose of such approval is to ensure that the Company can continue to offer its employees, consultants, and non-employee directors, the opportunity to acquire or increase their proprietary interests in the Company for periods after the original termination date of the 2004 Plan. The approval also ensures that incentive stock options may be granted under the 2004 Plan. The stockholders are also being asked to reapprove the 2004 Plan, as amended, so that stock options granted under the 2004 Plan will qualify for the performance-based exception to the deduction limitation of Section 162(m) of the Code.

Material Features of the 2004 Plan

        General.    The 2004 Plan, previously known as the Company's 1995 Equity Compensation Plan, provides for the grant of incentive stock options and non-qualified stock options (collectively "Stock Options") and stock awards ("Stock Awards"). The 2004 Plan currently authorizes up to 8,400,000 shares of Common Stock for issuance subject to adjustment in certain circumstances as discussed below. The stockholders are being asked to consider and approve an amendment which would, commencing on the date of the 2004 Annual Meeting, increase the number of shares of Common Stock available for grants under the 2004 Plan by an additional 1,300,000 shares, for a total of 9,700,000 shares. Of these additional 1,300,000 shares of Common Stock, only 500,000 may be issued as stock awards. If and to the extent Stock Options granted under the 2004 Plan terminate, expire or are cancelled without being exercised, or if any shares subject to Stock Awards are forfeited, the shares subject to such Stock Options or Stock Awards will become available again for purposes of the 2004 Plan. The 2004 Plan provides that the maximum aggregate number of shares of Common Stock that may be granted pursuant to Stock Options to any individual during a calendar year is 500,000 shares.

        Administration of the 2004 Plan.    The 2004 Plan is administered and interpreted by the Compensation Committee of the Board of Directors. The Compensation Committee has the sole authority to (i) determine the persons to whom Stock Options and/or Stock Awards may be granted under the 2004 Plan, (ii) determine the type, size and other terms and conditions of each grant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, so long as no previously granted Stock Option is repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Stock Option, unless the stockholders of the Company provide prior approval, and (v) deal with any other matters arising under the 2004 Plan.

        Grants.    All grants are subject to the terms and conditions set forth in the 2004 Plan and to those other terms and conditions consistent with the 2004 Plan as the Compensation Committee deems appropriate and as are specified in writing by the Compensation Committee to the designated individual (the "Grant Notice"). Grants under the 2004 Plan need not be uniform as among other recipients of the same type of grant.

        Eligibility for Participation.    All of the employees of the Company and its subsidiaries and advisors and consultants of the Company and its subsidiaries are eligible for grants under the 2004 Plan. The Compensation Committee determines which employees and consultants will receive grants under the 2004 Plan. Non-employee directors of the Company also are eligible to receive grants under the 2004 Plan. As of March 18, 2004, approximately 1,700 employees and seven non-employee directors were eligible for grants under the 2004 Plan; it is not possible to specify in advance the number of advisors and consultants who may be eligible for grants.

        Stock Options.    The Compensation Committee may grant Stock Options intended to qualify as incentive stock options ("ISOs") within the meaning of section 422 of the Code or so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs") or any combination of ISOs or NQSOs. Non-employee directors, consultants and advisors only receive NQSOs.

        The Compensation Committee fixes the exercise price per share on the date of grant. The exercise price of any NQSO or ISO granted under the 2004 Plan may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. The current measure of fair market value on a particular date is the closing sale price of a share of Common Stock as reported on the NASDAQ National Market on that date. However, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs must be treated as NQSOs.

        The Compensation Committee determines the term of each Stock Option; provided, however, that the exercise period may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term may not exceed five years from the date of grant. The vesting period for Stock Options commences on the date of grant and ends on such date as is determined by the Compensation Committee, in its sole discretion, which is specified in the Grant Notice. A grantee may exercise a Stock Option by delivering notice of exercise to the Compensation Committee and pay the exercise price (i) in cash, (ii) with approval of the Compensation Committee, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, or through attestation to ownership of such shares, or (iii) by such other method as the Compensation Committee may approve. The grantee must pay, at the time of exercise, the exercise price and the amount of any applicable federal, state or local withholding tax due in connection with such Stock Option exercise at the time specified by the Compensation Committee.

        Formula Grants to Non-employee Directors.    Non-employee directors of the Company will automatically receive, without the exercise of discretion by the Compensation Committee, annual grants of NQSOs. Under the 2004 Plan, each new non-employee director receives a grant of a NQSO to purchase 15,000 shares of Common Stock immediately upon his or her first becoming a member of the Board of Directors. In addition, each non-employee director of the Company in office immediately after the Company's Annual Meeting (including any non-employee director first elected at such meeting) will automatically receive a grant of a NQSO to purchase 10,000 shares of Common Stock. The date of grant of such annual grants will be the date of the Annual Meeting. The Board of Directors will determine the terms of these grants to non-employee directors. Generally, all NQSOs granted to non-employee directors are fully exercisable on the date of grant with an exercise price equal to the closing market price of the Company's Common Stock on the date of the grant. However, annual grants made prior to May 5, 2002 to non-employee directors vest over a four-year period. The Board of Directors may also grant NQSOs to non-employee directors in addition to the automatic grants described above. Currently, seven non-employee directors are entitled to receive automatic grants of NQSOs and are eligible to receive discretionary NQSO grants under the 2004 Plan.

        Stock Awards.    The Compensation Committee may issue shares of Common Stock under a Stock Award for such cash consideration, if any, as is determined by the Compensation Committee. Non-employee directors are not eligible for Stock Awards under the 2004 Plan. The number of shares of Common Stock granted to each grantee is determined by the Compensation Committee. The Grant Notice may provide for a period during which the Stock Award will remain subject to certain restrictions, including restrictions on transferability (the "Restriction Period"). During the Restriction Period, a grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies, except to a successor grantee in the event of the grantee's death. Unless the Compensation Committee determines otherwise, if a grantee's employment terminates or if a grantee who is an advisor or consultant ceases to perform services for the Company during the Restriction Period, the Stock Award terminates with respect to all shares of Common Stock covered by the Stock Award as to which the restrictions have not lapsed, and those shares of Common Stock shall be forfeited by the grantee and, if issued, immediately returned to the Company. All restrictions imposed under the Stock Award lapse upon the expiration of the applicable Restriction Period. In addition, the Compensation Committee may determine as to any or all Stock Awards that all restrictions will lapse under such other circumstances as it deems appropriate. The grantee does not have the right to vote or receive dividends or other distributions in respect of any shares of Common Stock until the applicable Restriction Period has expired, unless the Compensation Committee provides otherwise in the Grant Notice. To ensure enforcement of the restrictions during the Restriction Period, the Company issues certificates for Stock Awards only when the applicable Restriction Period has lapsed.

        Amendment and Termination of the 2004 Plan.    The Board of Directors may amend or terminate the 2004 Plan at any time, subject to stockholder approval if required in order to comply with the Code, other applicable laws, applicable NASDAQ requirements, or the terms of the 2004 Plan. Prior to its amendment, the 2004 Plan would have terminated on January 31, 2005. If the stockholders approve the extension of the term for an additional ten years, the 2004 Plan will terminate on February 4, 2014, unless terminated earlier by the Board of Directors or extended by the Board of Directors with approval of the stockholders.

        Amendment and Termination of Outstanding Grants. A termination or amendment of the 2004 Plan that occurs after a grant is made will not result in the termination or amendment of the grant unless the grantee consents; provided, however, that the Compensation Committee may revoke any grant the terms of which are contrary to applicable law, or modify any grant to bring it into compliance with any then applicable government regulation. The Board of Directors cannot reprice, replace, or regrant any outstanding grant unless the Company's stockholders consent. The termination of the 2004 Plan will not impair the power and authority of the Compensation Committee with respect to outstanding grants.

        Adjustment Provisions.    If there is any change in the number or kind of shares of Common Stock through the declaration of stock dividends, or through a recapitalization, stock split, or combination or exchange of such shares, or merger, recapitalization or consolidation of the Company, reclassification or change in the par value or by reason of any other extraordinary or unusual event, the number of shares of Common Stock available for grants, the limit on the number of Stock Options that may be granted to any individual under the 2004 Plan, the number of shares covered by outstanding grants, and the price per share may be appropriately adjusted by the Compensation Committee to reflect any increase or decrease in the number or kind of issued shares of Common Stock in order to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under such grants.

        Corporate Transactions/Change in Control of the Company.    In the event of a "Corporate Transaction," unless (i) outstanding Stock Options and Stock Awards are assumed by the successor or parent of the successor, (ii) replaced for shares of the capital stock of the successor or parent having comparable value and terms, (iii) replaced with a cash incentive option or stock that preserves the Stock Option spread or Stock Award value existing at the time of the transaction and provides for subsequent payout in accordance with the same terms and conditions of the Stock Option and Stock Award, (iv) the Stock Option and Stock Award is replaced by a grant under another incentive program which the Compensation Committee determines is reasonably equivalent in value, or (v) the vesting period under the Stock Option or the Stock Award is subject to other limitations imposed by the Compensation Committee at the time of grant, all outstanding Stock Options will automatically accelerate and become immediately exercisable and all restrictions with respect to Stock Awards will lapse.

        The 2004 Plan defines "Corporate Transaction" to mean the occurrence of either of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which more than 50% of the combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of more than 75% of the Company's assets in a single or related series of transactions. "Change in Control" is generally defined in the 2004 Plan as a change in ownership or control of the Company through (i) the acquisition of more than 30% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders accept; or (ii) a change in the composition of the Board of Directors over a 24-month or shorter period such that a majority of the Board of Directors' members cease to continue as members subject to certain conditions described in the 2004 Plan.

        In the event of a grantee's cessation of services by reason of an "Involuntary Termination" within 36 months after a Corporate Transaction in which such grantee's outstanding Stock Options were assumed or replaced or Stock Awards were replaced, or within 36 months after a "Change in Control," each Stock Option (or replacements thereof) will automatically accelerate and become fully exercisable and all restrictions applicable to Stock Awards (or replacements thereof) will lapse. The Stock Option will remain exercisable until the earlier of the expiration of the Stock Option term or the one-year period after the date of the Involuntary Termination.

        The 2004 Plan defines "Involuntary Termination" to mean the termination of the service of any grantee of the Company or any successor thereto which occurs by reason of (i) such individual's involuntary dismissal or discharge by the Company or the successor thereto for reasons other than the commission of any act of fraud, embezzlement or dishonesty by the grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company, or its successor in a material manner, or (ii) such individual's voluntary resignation, in either case following: (a) a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility, (b) a reduction in his or her level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than 10% in the aggregate, or (c) a relocation of such individual's place of employment by more than 50 miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual's consent.

        With respect to Stock Options granted to non-employee directors, upon the occurrence of a Corporate Transaction or upon Involuntary Termination of a non-employee director within 36 months following a Change in Control, each Stock Option of such non-employee director will automatically accelerate and become fully exercisable and will remain exercisable until the expiration of the option term or earlier surrender of such Stock Option.

        The foregoing provisions do not serve to limit the Compensation Committee's ability to take other actions with respect to outstanding Stock Options and Stock Awards, including acceleration of exercisability or vesting, under its broad discretionary authority under the 2004 Plan.

        Option and Stock Award Information.    As of March 18, 2004, an aggregate of 941,750 shares of Common Stock (net of cancellations) had been awarded subject to Stock Awards under the 2004 Plan, of which 222,675 shares subject to restrictions under the 2004 Plan and Stock Options to purchase an aggregate of 6,921,541 shares of Common Stock (net of cancellations) had been granted as of such date under the 2004 Plan, of which 5,312,063 were outstanding. If the amendment to the 2004 Plan to increase the number of shares authorized to be issued under the 2004 Plan is approved, the total number of shares of Common Stock that may be issued under the 2004 Plan will be 9,700,000 shares, meaning that 1,836,709 shares will be available under the 2004 Plan.

        No grants have been made under the 2004 Plan that are subject to stockholder approval at the Annual Meeting. Other than the automatic grants to non-employee directors, it is not possible at present to predict the number of grants that will be made or who will receive any such grants under the 2004 Plan after the Annual Meeting.

        The last sales price of the Company's Common Stock on March 18, 2004, was $56.37 per share.

        Federal Income Tax Consequences.    The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the 2004 Plan. This discussion is intended for the information of the stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2004 Plan.

        The grant of an ISO or NQSO will create no tax consequence for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an NQSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. The Company generally will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

        A participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option, except that the

Company will be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods are satisfied.

        With respect to grants of Stock Awards under the 2004 Plan that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received less any amounts paid for the shares. The Company generally will be entitled to a deduction for the same amount. With respect to Stock Awards involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of the grant of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits the shares, the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after the date of the grant.

        Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to its chief executive officer and any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that Stock Options granted under the 2004 Plan by the Compensation Committee will qualify as "performance-based compensation." Stock Awards granted under the 2004 Plan will not qualify as "performance-based compensation."

Vote Required for Approval

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this item is required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted. Any abstentions will have the effect of votes against this item. Any broker non-votes will not have any effect on this item.

Equity Compensation Plan Information

        The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2003, including the 1987 Stock Option Plan (which expired in 1997) (the "1987 Plan"), the 2004 Plan and the 2000 Plan. The table does not include the additional shares requested for issuance under the 2004 Plan in Item 2.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance (Excludes Securities Reflected in Column (a))(2)
Equity compensation plans approved by stockholders	5,774,695	(3)	$42.50	506,859
Equity compensation plans not approved by stockholders(4)	4,180,150		$56.92	90,575

Total	9,954,845		$48.55	597,434

(1)
The foregoing does not include options assumed under the Anesta Corp. 1993 Stock Option Plan (the "Anesta Plan") as a result of our acquisition of Anesta Corp. in 2000. As of December 31, 2003, there were 149,430 shares of Common Stock subject to outstanding options under the Anesta Plan, with a weighted average exercise price of these options of $28.31 per share. No additional shares are reserved for issuance under the Anesta Plan.

(2)
The 2004 Plan permits our Board of Directors or the Compensation Committee to award Stock Awards to participants. Up to 121,009 of the securities remaining available for issuance under equity compensation plans approved by stockholders may be issued as restricted stock awards. Restricted stock awards are not permitted to be made under the terms of the 2000 Plan.

(3)
Includes awards covering 223,175 shares of unvested restricted stock that are outstanding under the 2004 Plan. Also includes 81,255 shares to be issued upon exercise of outstanding options granted under the 1987 Plan. There are no securities that remain available for grant under the 1987 Plan.

(4)
Issued under the 2000 Plan, which does not require the approval of, and has not been approved by, Cephalon stockholders. See below for a description of the 2000 Plan.

2000 Equity Compensation Plan for Employees and Key Advisors

        On December 13, 2000, the Company's Board of Directors adopted the 2000 Plan. The 2000 Plan has been amended several times since its adoption, with the most recent amendment to the 2000 Plan on July 25, 2002. The 2000 Plan provides that options may be granted to the Company's employees who are not officers or directors of the Company and consultants and advisors who perform services for the Company. At the time of its initial approval, the 2000 Plan was not submitted to, nor was it required to be submitted to, the Company's stockholders for approval. Amendments to the 2000 Plan, including amendments increasing the number of shares of Common Stock reserved for issuance under the 2000 Plan, also did not require approval of the Company's stockholders. In light of changes to the NASDAQ shareholder approval requirements for stock option plans, the Company's Board of Directors has decided that it will not further increase the number of shares authorized for issuance under the 2000 Plan, but will continue to use any shares authorized for issuance under the 2000 Plan for future grants until the 2000 Plan expires according to its terms in 2010.

        The purpose of the 2000 Plan is to promote the Company's success by linking the personal interests of the Company's non-executive employees and consultants and advisors to those of the Company's stockholders and by providing participants with an incentive for outstanding performance. The 2000 Plan currently authorizes the granting of NQSOs only. The 2000 Plan is administered and interpreted by the Compensation Committee of the Board of Directors. The Compensation Committee determines the individuals who will receive a NQSO grant under the 2000 Plan, the number of shares of Common Stock subject to the NQSO, the period during which the NQSO becomes exercisable, the term of the NQSO (but not to exceed 10 years from the date of grant) and the other terms and conditions of the NQSO consistent with the terms of the 2000 Plan. All of the NQSOs that are currently outstanding under the 2000 Plan become exercisable ratably over a four-year period beginning on the date of grant and expire ten years from the date of grant. The exercise price of a NQSO granted under the 2000 Plan will be determined by the Compensation Committee, but may not be less than the fair market value of the underlying stock on the date of grant. A grantee may exercise a NQSO granted under the 2000 Plan by delivering notice of exercise to the Compensation Committee and pay the exercise price (i) in cash, (ii) with approval of the Compensation Committee, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, or through attestation to ownership of such shares, or (iii) through such other method as the Compensation Committee may approve.

        The Board of Directors has the authority to amend or terminate the 2000 Plan at any time without stockholder approval. The 2000 Plan will terminate on December 12, 2010, unless it is terminated earlier by the Board of Directors or is extended by the Board of Directors. No amendment or termination of the 2000 Plan may adversely affect any option previously granted under the 2000 Plan without the written consent of the participant, unless required by applicable law.

        The consequences described above under the description of the 2004 Plan with respect to a "Corporate Transaction/Change in Control of the Company" also apply to outstanding NQSOs under the 2000 Plan in the event of a Corporate Transaction or Change in Control.

        As of December 31, 2003, options to acquire 4,180,150 shares were outstanding under the 2000 Plan, out of a total of 4,300,000 shares of Common Stock reserved for issuance under the 2000 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 2.

OTHER MATTERS

        The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting in accordance with the Company's bylaws, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment on such matters. The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

ADDITIONAL INFORMATION

Information Concerning Independent Auditors

        PricewaterhouseCoopers LLP ("PwC") has served as the Company's independent public accountants since June 2002, and is expected to continue to serve in such capacity during 2004. The Company expects that a representative from PwC will attend the 2004 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

Dismissal of Arthur Andersen LLP

        On June 4, 2002, at the direction of the Board of Directors of the Company, and acting upon the recommendation of the Audit Committee, the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed PwC to serve as the Company's independent public accountants for the fiscal year 2002. Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and 2000 and through the date of Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company previously provided Andersen with a copy of these disclosures, which was agreed to by Andersen in a letter dated June 5, 2002, and filed as an exhibit to the Company's Current Report on Form 8-K dated June 6, 2002.

        During the years ended December 31, 2001 and 2000, and through the date prior to PwC's appointment, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or "reportable events," in each case in the manner contemplated by Items 304(a)(2)(i) and (ii) of Regulation S-K.

"Householding" of Proxy Materials

        As described in the Company's 2003 Proxy Statement, Cephalon has adopted a method of delivery for its proxy statement and annual report called "householding" to stockholders. Under this method, the Company delivers only one copy of the proxy materials to one or more stockholders who share the same last name and address (and do not participate in electronic delivery), unless such stockholders have notified the Company that they wish to continue to receive multiple copies. Cephalon adopted the householding method to reduce the amount of duplicative material that its stockholders receive and to lower printing and mailing costs. Householding is in effect for the 2004 Annual Meeting of Stockholders and will remain in effect for all future Annual Meetings.

        If you are a registered stockholder who previously received multiple copies and wish to continue to receive multiple copies of the Company's proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying the Company in writing or verbally that you wish to opt out of the householding program at Investor Relations, Cephalon, Inc., 145 Brandywine Parkway, West Chester, Pennsylvania 19380-4245, (610) 738-6376. You may opt out of householding at any time prior to 30 days prior to the mailing of proxy materials in April of each year. If you own the Company's common stock in nominee name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the proxy materials.

Proxy Solicitation Costs

        In addition to the use of the mails, proxies may be solicited by telephone by officers, directors and a small number of regular employees of the Company who will not be specially compensated for such services. The Company also has requested banks, brokers and other custodians, nominees and fiduciaries to solicit proxies from beneficial owners, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

Advance Notice Provisions

        Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred and twentieth day prior to the first anniversary of the preceding year's Annual Meeting, that is, with respect to the 2005 Annual Meeting, between January 13 and February 12, 2005. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See "Governance of the Company—How does the Board select nominees for the Board?" for additional information about stockholder nominations. These requirements are separate from and in addition to requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

Stockholder Proposals for the 2005 Annual Meeting

        Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Secretary of the Company at its offices at 145 Brandywine Parkway, West Chester, PA 19380-4245, no later than December 11, 2004.

Annual Report on Form 10-K

        The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and schedules thereto, but excluding exhibits. Requests for copies of such report should be directed to Investor Relations, Cephalon, Inc., 145 Brandywine Parkway, West Chester, Pennsylvania 19380-4245, (610) 738-6376. The Annual Report on Form 10-K is being mailed with this proxy statement, but does not constitute a part of this proxy statement.

By Order of the Board of Directors,
JOHN E. OSBORN Secretary
West Chester, Pennsylvania March 29, 2004

ANNEX A

CEPHALON, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

1.     PURPOSE

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  (a)
  Serve as an independent and objective party to monitor the integrity of the Company's financial reporting process, the audits of its financial statements and systems of internal controls within its finance, accounting and legal compliance functions.

  (b)
  Monitor the independence and performance of the Company's independent auditors and, once established, internal auditing function ("Internal Audit").

  (c)
  Provide an open avenue of communication among the independent auditors, financial and senior management, the Board of Directors and Internal Audit.

        Consistent with these duties and functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

        The Audit Committee has the authority to retain at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties and responsibilities. In addition, the Audit Committee has the authority to conduct any investigation it deems necessary in fulfilling its duties and responsibilities.

2.     COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be a non-executive director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The Audit Committee members also shall meet the independence, financial literacy and other requirements of all applicable rules and regulations of the Securities and Exchange Commission and of the principal market(s) or automated quotation system (e.g., Nasdaq) on which the Company's securities are traded or quoted (the "Exchanges").

        Each member of the Audit Committee shall be able to read and understand financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in that member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. The Chair of the Audit Committee shall be elected by the Board.

3.     MEETINGS

        The Audit Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. Minutes of each meeting shall be prepared and sent to Audit Committee members and to all members of the Company's Board. Copies of the minutes are to be provided to the independent auditors. As part of its job to foster open communication, the Audit Committee should meet privately in executive session at least annually with management, the director of the Internal Audit, the independent auditors, and as a Committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

4.     RESPONSIBILITES

        The Audit Committee's primary responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. In addition, the Audit Committee recognizes that financial management, including the Internal Audit staff, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Audit Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

        To fulfill its responsibilities the Audit Committee shall:

(a)    Documents/Reports Review

1.
Review and update this Charter periodically, at least annually, as conditions dictate. Submit this Charter to the Board of Directors for approval and publish it in accordance with all applicable rules and regulations of the Securities and Exchange Commission and the Exchanges.

2.
Review and discuss with management and the independent auditors the Company's annual audited financial statements and any reports or other financial information submitted to any governmental body, or to the public, including the Company's Annual Report on Form 10-K and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein, prior to filing or distribution, including any certification, report, opinion, or review rendered by the independent auditors on the consolidated financial statements

3.
Review and discuss with management and the independent auditors the Company's quarterly consolidated financial results prior to the release of earnings, and the Company's quarterly consolidated financial statements on Form 10-Q, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein, prior to filing or distribution. Discuss any significant changes to the Company's accounting principles with management and any items required to be communicated by the independent auditors in accordance with SAS 61.

4.
Review the Company's quarterly earnings press releases (paying particular attention to any use of "pro forma," or "as adjusted" non-GAAP information), as well as any earnings guidance released publicly.

(b)    Independent Auditors

1.
Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor shall be required to report directly to the Audit Committee.

2.
Review the independence and performance of the independent auditors. The independent auditors are ultimately accountable to the Board and the Audit Committee as representatives for the Company's stockholders.

3.
Be responsible for insuring its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Statement No. 1, and for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditors.

4.
Review the independent auditors' audit plan and general audit approach.

5.
Prior to releasing the year-end earnings, discuss the results of the audit with management and the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

6.
Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements that have come to the independent auditor's attention during the course of their audit.

(c)    Financial Reporting Processes

1.
In consultation with management, the independent auditors and Internal Audit, review the integrity of the organization's financial reporting processes and controls. Discuss with management significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review the regular internal reports to management prepared by Internal Audit and management's response.

2.
Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial statements.

3.
Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the Internal Audit department.

(d)    Process Improvement

1.
Establish and maintain regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the Internal Audit department regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

2.
Following completion of the annual audit, review separately with each of management, the independent auditors and the Internal Audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.
Review any significant disagreement among management and the independent auditors or the Internal Audit department in connection with the preparation of the financial statements.

4.
Review with the independent auditors, the Internal Audit department and management, the extent to which changes or improvements in financial or accounting practices have been implemented.

(e)    Ethical and Legal Compliance

1.
Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report shall be included in the Company's annual Proxy Statement.

2.
Review and update periodically the Company's Business Conduct Policy and Code of Ethics for Financial Officers (together, the "Policies") and ensure that management has established a system to enforce these Policies.

3.
Review management's monitoring of the Company's compliance with the Policies, and ensure that management has the proper review system in place for determining that the Company's financial statements, reports and other financial information disseminated to the Securities and Exchange Commission and the public satisfy legal requirements.

4.
Review activities, organizational structure and qualifications of the Internal Audit department.

5.
Periodically review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

6.
Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

7.
Review and, if acceptable, approve any transactions involving the Company in which a director or officer has a material interest within the meaning of applicable rules and regulations of the Securities and Exchange Commission.

8.
Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

9.
Determine the appropriate funding by the Company for the payment of: (i) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, (ii) compensation to the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and (iii) compensation to any special legal, accounting, or other consultants or experts employed by the Audit Committee as deemed necessary in the performance of the Audit Committee's duties and responsibilities. The Company shall provide such appropriate funding, as determined by the Audit Committee, for these payments.

10.
Annually perform a self-evaluation of the Audit Committee's performance, considering responsiveness to this Charter, effectiveness of relationships and communications with management, the independent auditors, the Internal Audit department, and the Board of Directors.

11.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Map to Cephalon

To Lancaster
& Harrisburg
76
100
Pennsylvania
Turnpike
76
Valley
Forge
202
Marriot
Hotel
476
Desmond
Hotel
202
76
Great Valley
Sheraton
30
30
Exton
To Lancaster
352
Paoli Pike
476
Philadelphia
30th Street
Train Station
Boot Road
100
Wilson
Drive
QVC
West Chester
3
352
3
202
95
West Chester
Holiday Inn
Philadelphia
International
Airport
202
1
476
Brandywine
River Hotel
1
322
95
95
Wilmington
Train Station
Wilson
Drive
Boot Road
Cephalon
Airport Road
Brandywine
Parkway
Paoli Pike
QVC

ADMITTANCE SLIP

Please present this slip at the entrance.

Annual Meeting of Stockholders

Place:	Cephalon, Inc. Corporate Headquarters Building 201 145 Brandywine Parkway West Chester, PA 19380
Date:	May 13, 2004 9:30 a.m.

CEPHALON, INC.
 145 Brandywine Parkway
West Chester, Pennsylvania 19380-4245
www.cephalon.com
(610) 344-0200

[FORM OF PROXY CARD]

PROXY PROXY

CEPHALON, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 13, 2004

        The undersigned hereby appoints Frank Baldino, Jr., Ph.D., and John E. Osborn, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Cephalon, Inc. to be held on May 13, 2004, and any postponements or adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on any other matters properly brought before the Annual Meeting of Stockholders to be held on May 13, 2004 or any postponements or adjournments thereof, all as set forth in the proxy statement dated March 29, 2004.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CEPHALON, INC.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please mark    ☒    your votes as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 2004 EQUITY COMPENSATION PLAN (PREVIOUSLY KNOWN AS THE COMPANY'S 1995 EQUITY COMPENSATION PLAN),THE EXTENSION OF THE TERM OF THE COMPANY'S 2004 EQUITY COMPENSATION PLAN AND THE 2004 EQUITY COMPENSATION PLAN, AS AMENDED.

		FOR all nominess	WITHHOLD for all nominess

1.
ELECTION OF DIRECTORS
Nominees: Frank Baldino, Jr., Ph.D., William P. Egan,
Robert J. Feeney, Ph.D., Martyn D. Greenacre,
Charles A. Sanders, M.D., Gail R. Wilensky, Ph.D.,
	Dennis L. Winger and Horst Witzel, Dr.-Ing.	☐	☐
WITHHOLD for the following only: (In the space below, write in the name of the nominee(s) for whom you wish to WITHHOLD)

		FOR	WITHHOLD	ABSTAIN
2.
	APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 2004 EQUITY COMPENSATION PLAN (PREVIOUSLY KNOWN AS THE COMPANY'S 1995 EQUITY COMPENSATION PLAN), THE EXTENSION OF THE TERM OF THE COMPANY'S 2004 EQUITY COMPENSATION PLAN AND THE 2004 EQUITY COMPENSATION PLAN, AS AMENDED	☐	☐	☐
3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.
I PLAN TO ATTEND MEETING ☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, WHEN A DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED AT THE MEETING FOR ALL NOMINEES NAMED IN ITEM 1 AND FOR THE ADOPTION OF ITEM 2 AND WILL GRANT AUTHORITY TO THE PROXYHOLDER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CEPHALON, INC.
Signature(s)	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.
VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

  Call toll-free in the U.S. or Canada at
   1-866-626-4508 on a touch-tone telephone

OR

2.
VOTE BY INTERNET:

  Log-on to www.votestock.com
  Enter your control number printed below
  Vote your proxy by checking the appropriate boxes
  Click on "Accept Vote"

OR

3.
VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

TABLE OF CONTENTS
CEPHALON, INC. 145 Brandywine Parkway West Chester, Pennsylvania 19380-4245
ABOUT THE MEETING
GOVERNANCE OF THE COMPANY
REPORT OF THE AUDIT COMMITTEE
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
STOCK OWNERSHIP AND PERFORMANCE
ITEM 1—ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 2.
OTHER MATTERS
ADDITIONAL INFORMATION
CEPHALON, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
YOUR VOTE IS IMPORTANT VOTE TODAY IN ONE OF THREE WAYS
YOUR CONTROL NUMBER IS